SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                           FORM 8-K/A


              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


                       September 29, 2000


                   DELTA PETROLEUM CORPORATION
     (Exact name of registrant as specified in its charter)



 Colorado                     0-16203                     84-1060803
(State of                   Commission                 (I.R.S. Employer
Incorporation)               File No.                 Identification No.)



        Suite 3310
        555 17th Street
        Denver, Colorado                                 80202
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (303)  293-9133


           This report on Form 8-K/A amends and supplements a report on Form 8-K filed by Delta Petroleum Corporation ("Delta" or "the Company") on September 29, 2000 in connection with the acquisition of certain producing wells and associated acreage in North Dakota from Whiting Petroleum Corporation ("North Dakota Properties").

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBIT.

          (A) Audited Statement of Oil and Gas Revenue and Direct Lease Operating Expenses of the North Dakota Properties for each of the years in the two-year period ended June 30, 2000.

          (B) Condensed pro forma financial statements of Delta Petroleum Corporation for the year ended June 30, 2000.

          (C)  Exhibit

             (23.1)    Consent of KPMG LLP

      Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                  (Registrant)

Date:  December 8, 2000       By:  s/Aleron H. Larson, Jr.
                                   Aleron H. Larson, Jr.
                                   Chairman/C.E.O.



                  INDEPENDENT AUDITORS' REPORT


THE BOARD OF DIRECTORS
WHITING PETROLEUM CORPORATION

     We have audited the accompanying statements of oil and gas revenue and direct lease operating expenses of oil and gas properties ("the North Dakota Properties") of Whiting Petroleum Corporation ("Whiting") acquired by Delta Petroleum Corporation for each of the years in the two-year period ended June 30, 2000. These financial statement are the responsibility of Whiting's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of oil and gas revenue and direct lease operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of oil and gas revenue and direct lease operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      The accompanying statements of oil and gas revenue and direct lease operating expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Full historical financial statements, including general and administrative expenses and other indirect expenses, have not been presented as management of the North Dakota Properties cannot make a practicable determination of the portion of their general and administrative expenses or other indirect expenses which are attributable to the North Dakota Properties.

      In our opinion, the statements of oil and gas revenue and direct lease operating expenses referred to above present fairly, in all material respects, the oil and gas revenue and direct lease operating expenses of the North Dakota Properties as described in Note 1 for each of the years in the two-year period ended June 30, 2000, in conformity with generally accepted accounting principles.


                                        s/KPMG LLP
                                        KPMG LLP


November 28, 2000



                     NORTH DAKOTA PROPERTIES
                STATEMENTS OF OIL AND GAS REVENUE
               AND DIRECT LEASE OPERATING EXPENSES


                                           Years Ended June 30,
                                          2000              1999

Operating Revenue:
   Sales of condensate                 $2,915,500         1,527,930
   Sales of natural gas                   218,065           118,801

Total Operating Revenue                 3,133,565         1,646,731
Direct Lease Operating Expenses           233,475           136,996

Excess Revenue Over
   Direct Operating Expenses           $2,900,090        $1,509,735

             See accompanying notes to financial statements.


         NOTES TO NORTH DAKOTA PROPERTIES STATEMENTS OF
     OIL AND GAS REVENUE AND DIRECT LEASE OPERATING EXPENSES
       FOR EACH OF THE YEARS IN THE TWO-YEAR PERIOD ENDED
                          JUNE 30, 2000

1)   PURCHASE   OF   OIL  AND  GAS  PROPERTIES   AND   BASIS   OF
     PRESENTATIONS

      The accompanying financial statements present the revenues and direct lease operating expenses of certain oil and gas properties of Whiting Petroleum Corporation (the "North Dakota Properties") for each of the years in the two-year period ended June 30, 2000. The properties consist of 100% of the working interests in oil and gas properties located in North Dakota that are subject to an agreement for acquisition by Delta Petroleum Corporation ("Delta") effective February 1, 2000, which were acquired on July 10, 2000 (67%) and September 28, 200 (33%), respectively.

      On July 10, 2000 the Company paid $3,745,000 and issued 90,000 shares of the Company's common stock valued at approximately $280,000 and on September 28, 2000, the Company paid $1,845,000, to acquire interests in producing wells and acreage located in the Eland and Stadium fields in Stark County, North Dakota. The July 10, 2000 and September 28, 2000 transactions resulted in the acquisition by the Company of 67% and 33%, respectively, of the ownership interest in each property acquired. The $3,745,000 payment on July 10, 2000 was financed through borrowings from an unrelated entity and personally guaranteed by two of the Company's officers. The payment on September 28, 2000 was primarily paid out of the Company's share of excess revenues over direct lease operating expenses from the effective date of the acquisitions of February 1, 2000 through closing. Delta also issued 100,000 shares of its restricted common stock to an unaffiliated party for its consultation and assistance related to the transaction. The fair value of the shares at the date of issuance is $450,000 and is included as a component of the cost of the properties.

      The accompanying statements of oil and gas revenue and direct lease operating expenses of the North Dakota Properties were prepared to comply with certain rules and regulations of the Securities and Exchange Commission and include 100% of the property interests acquired in the two transactions. Full historical financial statements including general and administrative expenses and other indirect expenses, have not been presented as management of the North Dakota Properties cannot make a practicable determination of the portion of their general and administrative expenses or other indirect expenses which are attributable to the North Dakota Properties. Accordingly, their financial statements are not indicative of the operating results, subsequent to the acquisition.

      Revenue in the accompanying statements of oil and gas revenue and direct lease operating expenses is recognized on the sales method.

      Direct lease operating expenses are recognized on the accrual basis and consist of all costs incurred in producing, marketing and distributing products produced by the properties as well as production taxes and monthly administrative overhead costs charged by the operator.

2)   SUPPLEMENTAL   FINANCIAL  DATA  -OIL   AND   GAS   PRODUCING
     ACTIVITIES (UNAUDITED)

      The following unaudited information has been prepared in accordance with Statement of Financial Accounting Standards No.
69, DISCLOSURE ABOUT OIL AND GAS PRODUCING ACTIVITIES (SFAS 69).


     A)   ESTIMATED PROVED OIL AND GAS RESERVES

             Proved  oil  and  gas  reserves  are  the  estimated
       quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions; i.e., prices and costs as of the date the estimate is made. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based on future conditions.

             An   estimate   of  proved  developed   future   net
       recoverable oil and gas reserves of the North Dakota Properties and changes therein follows. Such estimates are inherently imprecise and may be subject to substantial revisions. Proved undeveloped reserves attributable to the North Dakota Properties are not significant.

                               Oil and Condensate Natural Gas
                                       (Bbls)        (Mcf)
       Balance at July 1, 1998        533,497       250,778
        Production                   (121,885)      (60,622)
       Balance at June 30, 1999       411,612       190,156
         Production                  (120,066)      (59,312)
       Balance at June 30, 2000       291,546       130,844

           B)   STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET
            CASH FLOWS

            The  standard measure of discounted future  net  cash
       flows   has  been  calculated  in  accordance   with   the
       provisions of SFAS No. 69.

             Future oil and gas sales and production and development costs have been estimated using prices and costs in effect at the end of the years indicated. Future income tax expenses have not been considered, due to available net operating loss carry forwards of the Company. Future general and administrative and interest expenses have also not been considered.

            Changes in the demand for oil and natural gas, inflation, and other factors make such estimates inherently imprecise and subject to substantial revision. This table should not be construed to be an estimate of the current market value of the proved reserves.

            The standardized measure of discounted future net cash flows as of June 30, 2000 and 1999 is as follows:

                                                  2000        1999

        Future oil and gas sales               $9,366,613   $6,042,856
        Future production and
               development costs                 (826,349)  (1,057,438)
        Future net revenue                      8,540,264    4,985,418
        10% annual discount for estimated
          timing of cash flows                 (1,518,845)    (597,353)
        Standardized measure of discounted
          Future net cash flows                $7,021,419   $4,388,065


     C)     CHANGES IN STANDARDIZED MEASURE OF DISCOUNTED  FUTURE
            NET  CASH  FLOWS  RELATING  TO  PROVED  OIL  AND  GAS
            RESERVES

            An analysis of the changes in the total standardized measure of discounted future net cash flows during each of the last two years is as follows:

                                               2000        1999
          Beginning of year                $4,388,065   3,485,232
          Changes resulting from:
            Sales of oil and gas, net of
               production costs            (2,900,090) (1,509,735)
            Changes in prices and other     5,094,637   2,064,045
            Accretion of discount             438,807     348,523
          End of year                      $7,021,419  $4,388,065


                   DELTA PETROLEUM CORPORATION
            CONDENSED PRO FORMA FINANCIAL STATEMENTS

      On July 10, 2000 the Company paid $3,745,000 and issued 90,000 shares of the Company's common stock valued at approximately $280,000 and on September 28, 2000, the Company paid $1,845,000 to acquire interests in producing wells and acreage located in the Eland and Stadium fields in Stark County, North Dakota. The July 10, 2000 and September 28, 2000 payments resulted in the acquisition by the Company of 67% and 33%, respectively, of the ownership interest in each property acquired. The $3,745,000 payment on July 10, 2000 was financed through borrowings from an unrelated entity and personally guaranteed by two of the Company's officers. The payment on September 28, 2000 was primarily paid out of the Company's share of excess revenues over direct lease operating expenses from the effective date of the acquisitions through closing. Delta also issued 100,000 shares of its restricted common stock to an unaffiliated party for its consultation and assistance related to the transaction.

        The following unaudited condensed pro forma balance sheet assumes that the acquisition of 100% of the property interests of North Dakota Properties occurred on June 30, 2000 and reflects the historical consolidated balance sheet of Delta giving pro forma effect to this transaction using the purchase method of accounting. The unaudited condensed pro forma combined balannce sheet should be read in conjunction with the historical statements and related notes of the Company.

        The following unaudited condensed pro forma statement of operations for the year ended June 30, 2000 assumes the acquisition of 100% of the property interests of the North Dakota Properties occurred on July 1, 1999, respectively. No general and administrative or other indirect costs related to the North Dakota Properties have been reflected in the historical results of the North Dakota Properties nor have they been reflected in proforma adjustments as it is not practical to allocate such costs for the historical statements or estimate such costs for proforma purposes. The pro forma results of operations are not necessarily indicative of the results of operations that would actually have been attained if the transaction had occurred as of this date. These statements should be read in conjunction with the historical financial statements and related notes of the Company and the Statements of Oil and Gas Revenue and Direct Operating Expenses of the North Dakota Properties included herein.

DELTA PETROLEUM CORPORATION
Unaudited Condensed Pro Forma Balance Sheet
As of June 30, 2000

                                                                            Pro Forma
                                                           Delta           Adjustments           Pro Forma
                                                        Historical          (Note B)               Delta

Current Assets:
  Cash                                                $    302,414                            $    302,414
  Accounts receivable                                      756,109                                 756,109
  Other current assets                                     571,761                                 571,761
      Total current assets                               1,630,284                  -            1,630,284

Property and Equipment:
  Oil and gas properties, at cost, using
    the successful efforts method of accounting         20,414,206          5,001,394(1)        25,415,600
  Less accumulated depreciation and depletion           (2,538,030)                             (2,538,030)
      Net property and equipment                        17,876,176          5,001,394           22,877,570

Long term assets:
  Other long term assets                                 1,270,810                               1,270,810
  Deposit on purchase of oil and gas properties            280,002           (280,002)(1)                -
      Total long term assets                             1,550,812           (280,002)           1,270,810

                                                      $ 21,057,272          4,721,392         $ 25,778,664

Current  Liabilities:
  Accounts payable                                    $  1,636,651                            $  1,636,651
  Purchase price payable                                         -            526,392(1)           526,392
  Other accrued liabilities                                213,121                                 213,121
  Current portion of long-term debt                      1,765,653                               1,765,653
      Total current liabilities                          3,615,425            526,392            4,141,817

Long-term debt                                           6,479,115          3,745,000(1)        10,224,115

Stockholders' Equity:
  Preferred stock, $.10 par value                                 -                                      -
  Common stock, $.01 par value                              84,221              1,000(1)            85,221
  Additional paid-in capital                            33,746,861            449,000(1)        34,195,861
  Accumulated other comprehensive loss                      77,059                                  77,059
  Accumulated deficit                                  (22,945,409)                            (22,945,409)
      Total stockholders' equity                        10,962,732            450,000           11,412,732

Commitments
                                                      $ 21,057,272          4,721,392         $ 25,778,664

   See accompanying notes to condensed pro forma financial statements.


DELTA PETROLEUM CORPORATION
Unaudited Condensed Pro Forma Statement of Operations
Year Ended June 30, 2000

                                                                        Pro Forma
                                              Delta      North Dakota  Adjustments      Pro Forma
                                            Historical    Properties     (Note C)         Delta

Revenue:
  Oil and gas sales                       $ 3,355,783     3,133,565               $   6,489,348
  Gain on sale of oil and gas properties       75,000             -                      75,000
                                              235,198             -                     235,198

    Total revenue                           3,665,981     3,133,565            -      6,799,546


Operating expenses:
  Lease operating expenses                  2,405,469       233,475                   2,638,944
  Depreciation and depletion                  887,802             -     1,464,908(1)  2,352,710
  Exploration expenses                         46,730             -                      46,730
  General and administrative                1,777,579             -                   1,777,579
  Stock option expense                        537,708             -                     537,708

    Total operating expenses                5,655,288       233,475     1,464,908     7,353,671

Income (loss) from operations              (1,989,307)    2,900,090    (1,464,908)     (554,125)

Other income and expenses:
  Interest expense                         (1,264,954)            -      (561,750)(2)(1,826,704)
  Loss on sale of securities available
        for sale                             (112,789)            -                    (112,789)

    Total other income and expenses        (1,377,743)            -      (561,750)   (1,939,493)

    Net income (loss)                    $ (3,367,050)    2,900,090    (2,026,658)  $(2,493,618)


Basic and diluted loss per common share  $      (0.46)                                   $(0.34)

Weighted average number of common
       shares outstanding                   7,271,336                     100,000     7,371,336



         See accompanying notes to condensed pro forma financial statements.


                  NOTES TO CONDENSED PRO FORMA
         FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED)

     A)   BASIS OF PRESENTATION

           The accompanying unaudited condensed pro forma balance
sheet  assumes  that both acquisitions of oil and gas  properties from  Whiting  Petroleum Corporation referred to as  ("the  North
Dakota  Properties") occurred on June 30, 2000 and  reflects  the
historical   consolidated  balance  sheet  of   Delta   Petroleum
Corporation ("Delta") at that date giving pro forma effect to the
transactions  using  the  purchase  method  of  accounting.   The
unaudited  condensed pro forma balance sheet should  be  read  in conjunction with the historical financial statements and  related notes of Delta.

            The   accompanying  unaudited  condensed  pro   forma
statement of operations for the year ended June 30, 2000  assumes that  the  acquisition of 100% of the property interests  of  the
North   Dakota   Properties  occurred  as  of   July   1,   1999,
respectively.   No general and administrative or  other  indirect
costs  related to the North Dakota Properties have been reflected in the historical results of the North Dakota Properties nor have they  been  reflected  in  proforma  adjustments  as  it  is  not practical to allocate such costs for the historical statements or estimate such costs for proforma purposes.  The pro forma results of  operations are not necessarily indicative of the  results  of
operations  that  would  actually  have  been  attained  if   the
transactions  had  occurred as of this  date.   These  statements
should  be  read  in  conjunction with the  historical  financial statements  and  related notes of Delta  and  the  Statements  of
Revenue  and  Direct  Operating  Expenses  of  the  North  Dakota
Properties included herein.

     B)   ACQUISITION OF NORTH DAKOTA PROPERTIES - BALANCE SHEET

          On July 10, 2000 the Company paid $3,745,000 and issued
90,000 shares of the Company's common stock valued at approximately
$280,000  and on September 28, 2000, the Company paid  $1,845,000 to  acquire  interests in producing wells and acreage located  in the  Eland and Stadium fields in Stark County, North Dakota.  The
July  10,  2000 and September 28, 2000 payments resulted  in  the acquisition by the Company of 67% and 33%, respectively,  of  the
ownership  interest  in each property acquired.   The  $3,745,000
payment on July 10, 2000 was financed through borrowings from  an
unrelated  entity  and  personally  guaranteed  by  two  of   the
Company's  officers.   The  payment on  September  28,  2000  was
primarily paid out of the Company's share of excess revenues over direct  lease operating expenses from the effective date  of  the
acquisitions  of February 1, 2000 through closing.    Delta  also
issued  100,000  shares  of its restricted  common  stock  to  an unaffiliated party for its consultation and assistance related to the transaction.

           The accompanying historical balance sheet of Delta at June 30, 2000 has been adjusted to record the purchase price of 100% of the property interests of the North Dakota Properties as follows:

       (1)  To record the assets acquired relating to the North Dakota
            Properties and the related financing:

               Oil  and  gas  properties, net of excess  revenues
            over  direct expenses between the contract  effective
            date  of February 1, 2000 and the assumed acquisition
            date   of   June   30,  2000  ($5,001,394),   deposit
            previously  paid  in common stock ($280,002),  common
            stock     issued    ($450,000),    new     borrowings
            ($3,745,000), and purchase price payable ($526,392).

     C)   ACQUISITION OF NORTH DAKOTA PROPERTIES - STATEMENT OF
          OPERATIONS

           The  accompanying  condensed pro  forma  statement  of
operations for the year ended June 30, 2000 has been adjusted  to
include   the  historical  revenue  and  direct  lease  operating
expenses  of  100% of the property interests of the North  Dakota
Properties.   In  addition, the following adjustments  have  been
made  to  the  accompanying  condensed  pro  forma  statement  of operations for the year ended June 30, 2000:

           (1) To adjust depletion expense to reflect the pro forma depletion rate giving effect to the acquisitions of the North
           Dakota Properties.

           (2)   To   record   interest  expense   for   interest
           associated  with the debt incurred in connection  with
           the  North  Dakota Properties at a  rate  of  15%  per
           annum.   A  one-eighth change in interest  rate  would
           have a $4,681 annual impact on interest expense.

           No income tax effects of the proforma adjustment have been reflected due to Delta's net operating loss carry forward position and income tax valuation allowance.


                INDEX TO EXHIBITS

(1)  Underwriting Agreement.  Not applicable.

(2)  Plan    of    Acquisition,   Reorganization,    Arrangement,
     Liquidation or Succession.  Not applicable.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4)  Instruments   Defining  the  Rights  of  Security   Holders,
     including Indentures.  Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not Applicable.

(8)  Opinion: re: Tax Matters.  Not Applicable.

(9)  Voting Trust Agreement.  Not Applicable.

(10) Material Contracts. Not Applicable.

(11) Statement re: Computation of Per Share Earnings.
      Not Applicable.

(12) Statement re: Computation of Ratios.  Not Applicable.

(13) Annual Report to Security Holders, etc. Not Applicable.

(14) Material Foreign Patents.  Not Applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not Applicable.

(16) Letter re: Change in Certifying Accountant.
     Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not Applicable.

(19) Report Furnished to Security Holders.  Not Applicable.

(20) Other  Documents  or Statements to Security  Holders.    Not
     applicable.


(21) Subsidiaries of the Registrant.  Not Applicable.

(22)  Published  Report Regarding Matters Submitted  to  Vote  of
      Security Holders.  Not Applicable.

(23) Consents of Experts and Counsel.
        23.1 Consent of KPMG LLP

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not Applicable.

(26) Invitations for Competitive Bids.  Not Applicable.

(27) Financial Data Schedule.  Not Applicable.

(99) Additional Exhibits. Not Applicable.



